Exhibit 10.5

Exhibit A	Execution Version

VOTING AGREEMENT

This VOTING AGREEMENT, dated as of February 14, 2025 (this “Agreement”), by and among the Arogo Capital Acquisition Corp., a Delaware corporation (the “Purchaser”), Bangkok Tellink Co., Ltd., a Bangkok Registered company (the “Company”), and each of the shareholders of the Company whose names appear on the signature pages of this Agreement (each, a “Company Shareholder” and, collectively, the “Company Shareholders”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined herein).

WHEREAS, simultaneously herewith, the (i) Purchaser, (ii) BTL Merger (Cayman) Ltd., a to-be-formed Cayman Islands exempted company, and a wholly-owned subsidiary of the Company upon execution of a joinder thereto (“Merger Sub”), (iii) BTL Holdings (Cayman) Limited, upon execution of a Joinder agreement to become party to this Agreement, a to-be-formed Cayman Islands exempted company (“Pubco”), (iv) Singto, LLC, a Delaware limited liability company, in the capacity as the representative from and after the Effective Time (as defined in the Merger Agreement) for the stockholders of the Purchaser (other than the Company Security Holders (as defined in the Merger Agreement) as of immediately prior to the Effective Time and their successors and assignees) in accordance with the terms and conditions of the Meger Agreement (the “Purchaser Representative”), (v) Mr. Nusttanakit Sasianon and Mr. Sawin Laosethakul, solely in their capacity as the representatives from and after the Effective Time for the Company Shareholders (as in defined the Merger Agreement) as of immediately prior to the Effective Time in accordance with the terms and conditions of the Merger Agreement (the “Seller Representative”), and (v) the Company have entered into that certain Agreement and Plan of Merger dated as of February 14, 2025 (as amended from time to time in accordance with the terms thereof, the “Merger Agreement”), a copy of which has been made available to each Company Shareholders, pursuant to which the parties thereto intend to effect the merger of Purchaser with and into Merger Sub and Purchaser continuing as the surviving entity or, alternatively, Purchaser merging with and into Pubco and Purchaser becoming a wholly owned subsidiary of Pubco (the “Merger”), all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the DGCL, the CCC, and the Cayman Act (each as defined herein), all in accordance with the terms of the Merger Agreement;

WHEREAS, as of the date hereof, each Company Shareholder owns of record the number of equity securities of the Company as set forth opposite such Company Shareholder’s name on Exhibit A hereto (all such securities and any underlying securities of the Company of which ownership of record or the power to vote is hereafter acquired by the Company Shareholders prior to the termination of this Agreement being referred to herein as the “Securities”); and

WHEREAS, in order to induce the Purchaser, Merger Sub, and the Company to enter into the Merger Agreement, the Company Shareholders are executing and delivering this Agreement to the Purchaser and the Company.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, each of the Company Shareholders (severally and not jointly), the Purchaser and the Company hereby agrees as follows:

1. Agreement to Vote. Each Company Shareholder, by this Agreement, with respect to its Securities, severally and not jointly, hereby agrees (and agrees to execute such documents and certificates evidencing such agreement as the Purchaser may reasonably request in connection therewith), if (and only if) the Approval Condition (as defined below) shall have been satisfied, to vote, at any meeting of the members of the Company, and in any action by written consent of the members of the Company, all of such Company Shareholder’s Securities (a) in favor of the approval and adoption of the Merger Agreement, the transactions contemplated by the Merger Agreement and this Agreement, (b) in favor of any other matter reasonably necessary to the consummation of the transactions contemplated by the Merger Agreement and considered and voted upon by the stockholders of the Company, (c) in favor of the approval and adoption of the Incentive Plan (as defined in the Merger Agreement) and (d) against any action, agreement or transaction (other than the Merger Agreement or the transactions contemplated thereby) or proposal that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or that would reasonably be expected to result in the failure of the transactions contemplated by the Merger Agreement from being consummated. Each Company Shareholder acknowledges receipt and review of a copy of the Merger Agreement. For purposes of this Agreement, “Approval Condition” shall mean that the Merger Agreement shall not have been amended or modified to change the Merger Consideration payable under the Merger Agreement to the Company Shareholders. For the purpose of clarification, any adjustment to the Merger Consideration pursuant to Section 1.15 of the Merger Agreement shall not constitute an amendment or modification to the Merger Consideration for purposes of the immediately preceding sentence.

2. Transfer of Securities. Except as may be required by or permitted in the Merger Agreement, each Company Shareholder, severally and not jointly, agrees that it shall not, directly or indirectly, (a) sell, assign, transfer (including by operation of law), lien, pledge, dispose of or otherwise encumber any of the Securities or otherwise agree to do any of the foregoing (unless the transferee agrees to be bound by this Agreement), (b) deposit any Securities into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including by operation of law) or other disposition of any Securities (unless the transferee agrees to be bound by this Agreement), or (d) take any action that would have the effect of preventing or disabling the Company Shareholder from performing its obligations hereunder.

3. Representations and Warranties. Each Company Shareholder, severally and not jointly, represents and warrants for and on behalf of itself to the Purchaser as follows:

(a) The execution, delivery and performance by such Company Shareholder of this Agreement and the consummation by such Company Shareholder of the transactions contemplated hereby do not and will not (i) conflict with or violate any Law or other Order applicable to such Company Shareholder, (ii) require any consent, approval or authorization of, declaration, filing or registration with, or notice to, any person or entity, (iii) result in the creation of any Lien on any Securities (other than pursuant to this Agreement, the Merger Agreement or transfer restrictions under applicable securities laws or the Organizational Documents of the Company or such Company Shareholder) or (iv) conflict with or result in a breach of or constitute a default under any provision of such Company Shareholder’s Organizational Documents.

(b) Such Company Shareholder owns of record and has good, valid and marketable title to the Securities set forth opposite the Company Shareholder’s name on Exhibit A free and clear of any Lien (other than pursuant to this Agreement or transfer restrictions under applicable securities Laws or the Organizational Documents of such Company Shareholder) and has the sole power (as currently in effect) to vote and the full right, power and authority to sell, transfer and deliver such Securities, and such Company Shareholder does not own, directly or indirectly, any other Securities.

(c) Such Company Shareholder has the power, authority and capacity to execute, deliver and perform this Agreement, and that this Agreement has been duly authorized, executed and delivered by such Company Shareholder.

4. Termination. This Agreement and the obligations of the Company Shareholders under this Agreement shall automatically terminate upon the earliest of (a) the Effective Time; (b) the termination of the Merger Agreement in accordance with its terms; or (c) the mutual written agreement of the Purchaser and the Company. Upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, such termination or expiration shall not relieve any party from liability for any willful breach of this Agreement occurring prior to such termination of this Agreement.

5. Miscellaneous.

(a) Except as otherwise provided herein, in the Merger Agreement or in any Ancillary Document, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the transactions contemplated hereby are consummated.

(b) All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or e-mail, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 5(b)):

If to the Purchaser, to:

Arogo Capital Acquisition Corp.

848 Brickell Avenue, Penthouse 5

Miami, FL 33131
Attn: Suradech Taweesaengsakulthai
Telephone No.: (786) 442-1482
E-mail: suradech@cho.co.th

with a copy to (which shall not constitute notice):

Rimon P.C.
1050 Connecticut Avenue, NW, Suite 500
Washington, DC 20036
Attn: Debbie A. Klis, Esq.
Facsimile No.: (202) 935-3390
Telephone No.: (202) 935-3390
E-mail: debbie.klis@rimonlaw.com

If to the Company, to:

Bangkok Tellink Co., Ltd.
89/2 Building 6, 2nd Floor, Room No. 6203

Chaengwattana Road, Thung Song Room

Lak Si Bangkok 10210, Thailand
Attn: Mr. Nusttanakit Sasianon
Telephone No.: 02-191-5555
E-mail: nusttanakit.sa@bangkoktellink.co.th

with a copy to (which shall not constitute notice):

Araya & Partners Co., Ltd.

973 President Tower, 6th Floor, Room no. 6G

Ploenchit Road, Lumpini, Pathumwan

Bangkok Thailand 10330

Attn:  Phatcharapon Sunlakawit

Telephone No.:  (+66) 26560606

Mobile Phone No.: (+66) 650593656

E-mail:  phatcharapon@aaplaws.com

If to a Company Shareholder, to the address set forth for such Company Shareholder on the signature page hereof.

(c) If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(d) This Agreement, the Merger Agreement and the Ancillary Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof, and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise) without the prior written consent of the parties, and any attempt to do so without such consent shall be void ab initio.

(e) This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. No Company Shareholder shall be liable for the breach of this Agreement by any other Company Shareholder.

(f) The parties hereto agree that irreparable damage may occur in the event any provision of this Agreement is not performed in accordance with the terms hereof and that the parties shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy at law or in equity. Each of the parties agrees that it shall not oppose the granting of an injunction, specific performance or other equitable relief when expressly available pursuant to the terms of this Agreement on the basis that the other parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. Any party seeking an injunction or injunctions to prevent breaches or threatened breaches of, or to enforce compliance with, this Agreement, when expressly available pursuant to the terms of this Agreement, shall not be required to provide any bond or other security in connection with any such Order.

(g) This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware applicable to contracts executed in and to be performed in that State without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction. All actions, suits or proceedings (each an “Action”, and, collectively, “Actions”), arising out of or relating to this Agreement shall be heard and determined exclusively in any federal or state court having jurisdiction within the State of Delaware. The parties hereto hereby (i) submit to the exclusive jurisdiction of federal or state courts within the State of Delaware for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto, and (ii) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereunder may not be enforced in or by any of the above-named courts.

(h) This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(i) Without further consideration, each party shall use commercially reasonable efforts to execute and deliver or cause to be executed and delivered such additional documents and instruments and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

(j) This Agreement shall not be effective or binding upon any Company Shareholder until such time as the Merger Agreement is executed by each of the parties thereto.

(k) If, and as often as, there are any changes in the Company or the Company Shareholder’s Securities by way of equity split, dividend, combination or reclassification, or through merger, consolidation, reorganization, recapitalization or business combination, or by any other means, equitable adjustment shall be made to the provisions of this Agreement as may be required so that the rights, privileges, duties and obligations hereunder shall continue with respect to the Company Shareholder and its Securities as so changed.

(l) Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each of the parties hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Paragraph (l).

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

AROGO CAPITAL ACQUISITION CORP.

By:	/s/ Suradech Taweesaengsakulthai
	Name:	Suradech Taweesaengsakulthai
	Title:	Chief Executive Officer

BANGKOK TELLINK CO., LTD.

By:	/s/ Nusttanakit Sasianon
	Name:	Nusttanakit Sasianon
	Title:	Chief Executive Officer

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY STOCKHOLDERS

Name:

By:
Name:
Title:

Name:

By:
Name:
Title:

Name:

By:
Name:
Title:

Name:

By:
Name:
Title:

Name:

By:
Name:
Title:

Name:

By:
Name:
Title:

Name:

By:
Name:

[Signature Page to Voting Agreement]

EXHIBIT A

COMPANY STOCKHOLDERS

Company Shareholder	Company Securities